Rule 497 (k)
                                                             File No. 333-143964



                                                    FIRST TRUST
[LOGO OMITTED]  FIRST TRUST                         EXCHANGE-TRADED FUND II
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SUMMARY PROSPECTUS




First Trust ISE Global Copper Index Fund

Ticker Symbol:   CU
Exchange:        The NASDAQ(R) Stock Market



Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=CU. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated January 31, 2011 are all incorporated by reference into this Summary Prospectus.




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  January 31, 2011
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INVESTMENT OBJECTIVE

The First Trust ISE Global Copper Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Copper(TM) Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. Investors purchasing and selling Shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)          None
   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                                           0.70%
      Distribution and Service (12b-1) Fees                                                     0.00%
      Other Expenses                                                                            0.00%
                                                                                              ---------
      Total Annual Fund Operating Expenses                                                      0.70%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the Shares or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain at current levels until March 8, 2012. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following March 8, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years            5 Years           10 Years
         $72               $266               $490              $1,133


   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal period March 11, 2010 (inception) through September 30, 2010, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets in securities that comprise the Index or in depositary receipts that may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other depositary receipts (collectively, "Depositary Receipts") representing securities in the Index. First Trust will seek to match the performance of the Index (before the Fund's fees and expenses).

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor, seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed and owned by International Securities Exchange, LLC ("ISE" or the "Index Provider"). The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in the copper mining business based on analysis of revenue derived from the sale of copper. Issuers of component securities must be actively engaged in some aspect of the copper mining business such as copper mining, refining or exploration. The Index has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long-term trends as the need for copper continues to evolve.

ISE reviews the Index components quarterly in March, June, September and December of each year for eligibility and sets each component's weight in the Index according to the Index methodology. Changes are announced on ISE's publicly available website at www.ise.com at least five days prior to the effective date.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Companies with smaller market capitalizations are generally subject to additional market risk.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers.

COPPER MINING COMPANY RISK. Securities in the Fund's portfolio may be significantly impacted by competitive pressures in the copper mining business and the price of copper. Because more than half of the world's copper production occurs in the United States, Chile, Canada, Russia and Zambia, the Fund's Share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund's Share price may experience volatility because the price of copper may fluctuate substantially over short periods of time. Moreover, the Index tracks companies involved in the copper mining business and not the price of copper. The securities of companies involved in the copper mining business may under- or over-perform the price of copper over the short term or the long term.

MATERIALS RISK. The Fund invests significantly in companies involved in the materials sector. General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.

COPPER RISK. The Fund may be adversely affected by a decrease in the worldwide demand and price of copper. Various factors may lead to a decreased demand and price of copper. As an industrial metal, the demand for and price of copper may be negatively impacted by a decreased level of industrial activity using copper. Other factors include the availability of substitutes such as man-made or synthetic substitutes, disruptions in the supply chain, from mining to storage to smelting or refining, adjustments to inventory, variations in production costs, including storage, labor and energy costs, costs associated with regulatory compliance, including environmental regulations and changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

CANADA RISK. Because the Fund invests a significant portion of its assets in companies that are domiciled in Canada, the Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals and energy-related products. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada's major industries may have a negative impact on the overall Canadian economy and the Shares of the Fund.

UNITED KINGDOM RISK. Because the Fund invests a significant portion of its assets in companies that are domiciled in the United Kingdom, the Fund is particularly sensitive to political, economic and social conditions in that country. The Fund may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in the United Kingdom.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. The Fund invests in securities of non-U.S. issuers. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries. CURRENCY RISK. Because the Fund's NAV is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

ANNUAL TOTAL RETURN

The Fund has not yet operated for a full calendar year and, therefore, performance information is not included in this section of the Prospectus. See "Total Return Information" for performance information regarding the Fund.

MANAGEMENT

   INVESTMENT ADVISOR
   First Trust Advisors L.P. ("First Trust")

   PORTFOLIO MANAGERS
   The Fund's portfolio is managed by a team (the "Investment Committee") consisting of: Daniel J. Lindquist, Chairman of the Investment Committee and Senior Vice President of First Trust; Robert F. Carey, Chief Investment Officer and Senior Vice President of First Trust; Jon C. Erickson, Senior Vice President of First Trust; David G. McGarel, Senior Vice President of First Trust; Roger F. Testin, Senior Vice President of First Trust; and Stan Ueland, Vice President of First Trust. Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual Shares may only be purchased and sold on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than NAV, which may cause the Shares to trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.